EXHIBIT 99.1

Business Presentation October 2004

Certain matters discussed in this presentation may constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including general economic conditions, interest rates, the availability of ARM securities and loans for acquisition and other risk factors outlined in the company's SEC reports and the annual report on Form 10-K.

Second Quarter Snap Shot Q2 EPS (diluted) of $0.71 - 6% increase over Q2 2003 Dividend increased to $0.66 per share - up 6% over prior year Market capitalization of $2.2 billion - a 47% increase from a year ago Total assets of $24.5 billion - 62% year-over-year growth Loan originations of $1.1 billion- up 39% year-over-year Book value of $18.74 - up 22% year-over-year As of June 30, 2004.

Single family residential mortgage lender Primary focus on jumbo ARM loans Portfolio lender (not a seller) Traditional bank lending model (spread lender) Core operating strengths Excellent credit, highly liquid portfolio Matched funding strategy Efficient operating model Innovative origination platform Seasoned management team Company Overview

Industry Trends: Opportunities for Future Growth Popularity of adjustable rate mortgages is increasing Growing menu of products Average mortgage life is 6 years Growing number of affluent Americans Household with incomes > $200,000 increasing by 12% annually Technological advances Wider acceptance of the Internet and online lending Automation/simplification of lending process Document imaging Electronic loan processing Paperless mortgage systems

Fully Diversified Mortgage Lending Operation Bulk Loan Purchases (1997) Correspondent Origination (1999) Direct Origination (2001) Loan Securitization Loan Servicing We Don't Sell Our Customers' ARM Loans MBS Purchases (1993) Origination Channels Wholesale Channels CDO Financing Repurchase Agreement Financing CP Financing

MBS Bulk Loans 1998 1999 2000 2001 2002 2003 2004 YTD MBS 1502 865.4 607.3 2670 6579.5 10259.621 6532.8 Bulk 1092.2 397.1 257.1 595 562.8 1316.323 89 $3,265.6 $989.3 Profitable Wholesale Acquisitions $7,142.0 Acquire AA/AAA or Agency MBS opportunistically Acquire "A" quality mortgage loans As of June 30, 2004. $11,575.9 (in millions) $6,621.8 14% - 16% ROE Target

Pass-through/mortgage rate 4.75% @ 101.13% 4.75% @ 100.63% Yield adjustment1 - 0.50% - 0.35% Net yield 4.25% 4.40% Cost of funds/hedging2 3.10% 3.10% Net spread 1.15% 1.30% Yield on unleveraged equity 4.25% 4.40% + Net spread (leverage) 13.80 (x 12) 15.60 (x 12) = Return on investment 18.05% 20.00% - G&A expenses 2.65 3.35 = Projected ROE 5/1 Hybrid Jumbo Loan 5/1 Hybrid Non-Agency MBS As of September 2004. 1Yield adjustment includes premium/discount amortization, servicing cost, credit reserves, payment receivable & securitization costs, where applicable. 2Includes impact of senior notes. Originating Loans Enhances Profitability 15.40% 16.65% Purchased Originated

Growing the Loan Origination Business 2001 2002 2003 2004E 2005E Jumbo ARMs (>$250K) $252 $333 $526 $400 $294 TMA Orig. Target $0.6 $2.3 $4.0 $3.7 $5.0 TMA Projected Market Share 0.2% 0.7% 0.8% 1.0% 1.7% Target market derived as follows: (1) 20% of all loans are jumbo loans and 45% of those jumbo loans are ARMs and (2) 35% in 2004 and 37% in 2005 of conforming loans are projected to be ARMs per the Mortgage Bankers Association of America's Mortgage Finance Forecast dated July 14, 2004, and 25% of those ARMs exceeded $250,000. Strategic partnering Correspondent lenders Financial advisors and planners Corporate affinity programs Home builders/realtors Targeting consumers directly Shareholder mailings Internet initiatives Jumbo ARM Target Market (in billions)

Operating Efficiencies Provide a Competitive Advantage1 1 Data represents non-interest operating expenses plus income taxes as a percentage of average assets. Operating data for TMA as of Q2 2004; as of Q1 2004 for all others. Operating expenses do not include amortization of goodwill or other intangible assets. Operating Expenses Taxes TMA 0.28 Golden West 0.94 0.85 Washington 2.71 0.55 First Rep 2.67 0.45 TMA First Republic Washington Mutual Golden West 0.28% 3.12% 1.79% Taxes Operating Expenses 3.0% 2.0% 1.0% Focus on jumbo ARM loans Technology-based delivery Outsourced back office and servicing functions REIT tax advantage 3.26% 4.0%

Portfolio Lending Provides a Competitive Advantage Tailored Loan Products Concierge level service Loan modification program Life of loan relationship Full complement of ARM options Interest only loans Pledged asset loans Loans to LLCs/trusts Not "black box"/investor dependent Flexible guidelines Loan-by-loan evaluations Brand recognition pricing power Alternative product/revenue sources Franchise value multiple expansion Common Sense Underwriting Effective Customer Retention Building a Customer Franchise

1999 2000 2001 2002 2003 2004 YTD Corr 17.2 46.695 482.2 1907 3440.15 2891.5 Retail 1.502 108.1 379.785 564.463 340.6 Pipeline 710.5 Retail Correspondent Competitive Advantages = Strong Origination Growth (in millions) $48.2 $590.3 $2,286.3 Approximately 145 correspondent relationships Authorized to lend in all 50 states and Washington DC Currently the nation's 60th largest mortgage originator1 $6.7 billion of serviced loans representing 14,393 customers As of September 28, 2004. 1 National Mortgage News Quarterly Data Report for Q2 2004. $4,004.6 $3,942.6 15% - 18% ROE Target Pipeline

CDO Financing Further Enhances Profitability Six CDO transactions completed Permanently financed $7.0 billion of ARM loans MBS created are purchased by fixed-income investors Accounted for as financings, not sales 23% of current borrowings funded by CDOs Benefits provided Reduced risk through increased permanent financing Equity capital requirement of 2% vs. 8-10% $429 million of capital freed up $3.0 billion of additional ARM assets purchased Estimated as of September 30,2004.

Pass-through/mortgage rate 4.75% @ 101.13% 4.75% @ 100.63% 4.45% @ 100.80% Net yield 4.25% 4.40% 4.20% Cost of funds/hedging1 3.10% 3.10% 2.95% Net spread 1.15% 1.30% 1.25% Yield on unleveraged equity 4.25% 4.40% 4.20% + Net spread (leveraged) 13.80% (x 12) 15.60% (x 12) 18.80% (x 15) = Return on investment 18.05% 20.00% 23.00% - G&A expenses 2.65% 3.35% 3.35% = Projected ROE 5/1 Hybrid Jumbo Loan 5/1 Hybrid Non-Agency MBS As of September 2004. CDO Financing Further Enhances Profitability 15.40% 16.65% Purchased Originated CDO + MBS Purchase 5/1 ARM 19.65% 1Includes impact of senior notes.

Commercial Paper Facility $5 billion facility Issuer: Thornburg Mortgage Capital Resources, LLC Underwriters: Lehman (lead), Merrill/Goldman (co-managers) Secured liquidity notes rated P-1/ F1+ Collateralized by AAA/AA/Agency ARM securities Substitute for reverse repo funding $2.4 billion issued Anticipated to account for 30% of borrowings As of August 31, 2004.

"AAA"/AAA/AA Pending A/BBB <BBB 97.3 1.8 0.7 0.2 As of June 30, 2004. Maintaining the Highest Credit Standards "A" Quality Whole Loans (pending securitization) 2.3% Agency "AAA" Private AAA/AA 96.8% <BBB 0.2% A/BBB 0.7% Provides unparalleled liquidity Reduces the cost of capital Maximizes access to financing throughout a credit cycle

Exceptional Borrower Profile As of June 30, 2004. Average Loan Size $453,328 Original Effective LTV 66% FICO Score 736 Total Debt Ratio 30% Annual Income $291,506 Age 46 Estimated 2.5 million potential customers in the U.S.

TMA Nat'l ARM Nat'l All Nat'l Conv'tl Prime Q1 0.95 1.15 1.33 0.7 Q2 0.14 1.15 1.32 0.67 Q3 0.15 1.18 1.31 0.66 Q4 0.46 1.25 1.28 0.64 Q1 0.46 1.05 1.24 0.59 Q2 0.54 1.09 1.23 0.56 Q3 0.58 0.92 1.22 0.55 Q4 0.68 0.88 1.19 0.53 Q1 0.72 0.91 1.1 0.5 Q2 0.75 0.98 1.14 0.52 Q3 0.43 1.08 1.2 0.52 Q4 0.43 1.15 1.32 0.6 Q1 0.19 1.17 1.35 0.58 Q2 0.33 1.29 1.45 0.64 Q3 0.14 1.39 1.52 0.7 Q4 0.1 1.42 1.53 0.71 Q1 0.12 1.37 1.48 0.67 Q2 0.08 1.59 1.57 0.67 Q3 0.09 1.66 1.61 0.67 Q4 0.1 1.49 1.54 0.71 Q1 0.1 1.45 1.51 0.69 Q2 0.09 1.63 1.62 0.71 Q3 0.09 1.4 1.51 0.69 Q4 0.05 1.75 0.69 Q1 0.02 0.64 Q2 0.05 0.67 Exceptional Credit Performance Current reserve balance = $8.8 million Total aggregate loan charge offs since 1998 = $174,000 % of ARM Loan Portfolio 1998 2001 1999 2000 2002 Delinquent Loans as a Percentage of Loan Portfolio1 MBA National Delinquency Survey: Conventional Prime Loans TMA 2003 1 Includes loans that are delinquent for 60 or more days, foreclosures, and REO.

1st Qtr hybrid 83 arm 17 83% 17% Traditional ARMs Hybrid ARMs $18.0 billion in hedged financings and fixed rate borrowings provide earnings and cash flow stability throughout an interest rate cycle (93% of hybrid balance) Hybrid ARMs: Duration gap between Hybrid ARMs and hedged financing is approximately 4.6 months Traditional ARMs: Repricing gap between Traditional ARMs and short- term borrowings is approximately 2 months As of June 30, 2004. Matched Funding (Hedging) Strategies

2004-2006 Strategic Objectives Grow total assets to $40 billion Become a top 50 mortgage lender Grow originations to 60% of acquisitions Fund 30% of borrowings using each CDOs and CP Grow earnings and book value per share by 5%+ annually Achieve $4.8 billion in market capitalization

Annual Return weekly 09/30/99-09/30/04 TMA 0.4144 Bloomberg Mtg. REIT Indes 0.3413 S&P REIT Index 0.1861 S&P 500 Financials Index 0.077 Providing Attractive Returns for Shareholders Deliver consistent, attractive total returns 14 dividend increases since Q2 2000 - totaling 187% Current dividend yield of ~9% Additional upside potential Continued total return potential Garner higher P/E multiple Increasing market cap broadens investor awareness 5-Year Average Annual Return1 TMA S&P 500 Financials Index S&P REIT Index Bloomberg Mtg. REIT Index 40.0% 30.0% 20.0% 10.0% 50.0% 1As of September 30, 2004.

Changing the Way Americans Finance Their Homes October 2004